SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(A) of the Securities Exchange Act of 1934
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Homestead Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Dear Shareholder:
The enclosed proxy materials describe several important changes proposed for the International Stock Index Fund.
If shareholders approve these changes—as your Board of Directors recommends—this Fund would become an actively managed international stock fund. The change from an index approach to an actively managed approach is significant. Rather than seeking simply to track the performance of the MSCI® EAFE® international stock index—whether that index moves up or down—the Fund would be free to pursue opportunities for long-term capital appreciation as identified by a professional money manager.
RE Advisers would then appoint Mercator Asset Management to serve as sub-advisor to the Fund. In this role, Mercator would be responsible for identifying investment opportunities and making investment selections. Mercator, a limited partnership founded in 1984, manages international equity portfolios for institutional clients, including corporate and public retirement plans, endowments and foundations. As of December 31, 2005, Mercator managed over $10 billion in assets.
Typically, actively managed funds have higher operating expenses than index funds because the cost of providing this level of investment management service is higher. However, RE Advisers has contractually agreed to waive a portion of its fees in order to keep the Fund’s expense ratio at or below 0.99%. This is lower than the Fund’s current expense ratio.
What does this mean for you? If these proposals are approved, shareholders will have the benefit of an active approach to investing and the opportunity to put the skills of a highly regarded international stock fund manager to work for them. Additionally, there will be a significant reduction in the Fund’s operating costs, which are paid by shareholders.
I encourage you to vote immediately in favor of these proposed changes. To cast your vote, complete and return the proxy card by mail or follow the instructions to vote online or by phone.
Homestead Funds cannot move forward with these improvements without shareholder approval. We need your vote. Thank you.
Sincerely,

Peter R. Morris
President and Director,
Homestead Funds

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203
Notice of Special Meeting of Shareholders
to be Held on June 7, 2006
      Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the International Stock Index Fund (the “Fund”) of Homestead Funds, Inc. (the “Corporation”) will be held on June 7, 2006 at 10:00 am, Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. If you are a shareholder of record as of the close of business on April 13, 2006, you are entitled to vote at the Meeting and any adjournment of the Meeting on the following proposals:

Proposal 1.	Change the Fund’s investment objective.

Proposal 2.	Approve an investment management agreement with RE Advisers Corporation (“RE Advisers”).

Proposal 3.	Approve an investment subadvisory agreement between RE Advisers and Mercator Asset Management, L.P. (“Mercator”).
      RE Advisers, the Fund’s administrator and the investment adviser to other series of the Corporation, has proposed that the Fund be restructured. Currently, the Fund’s fundamental investment objective is to match as closely as possible, before Fund expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the “Index”). Under the proposals, the Fund would no longer seek to match the performance of the Index. Instead, the Fund would be actively managed by its proposed subadviser, Mercator, to seek long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States. In addition, RE Advisers would be appointed as investment adviser and would oversee the Fund’s investment program as implemented by Mercator.
      The Corporation’s Board of Directors unanimously recommends that you vote in favor of the proposals. Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting.
      Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call Peter R. Morris at 1-800-258-3030, prompter 3.

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
May 1, 2006
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT NEWS FOR SHAREHOLDERS
      We recommend that you read the entire proxy statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Special Meeting of Shareholders to be held on June 7, 2006 (the “Meeting”).
QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials — a booklet that includes the proxy statement and a proxy card — because you have the right to vote on these important proposals concerning your investment in the International Stock Index Fund (the “Fund”).

Q.	What changes to the Fund are proposed?

A.	The Board of Directors (the “Board”) of the Homestead Funds, Inc. is seeking your approval to change the Fund’s investment objective. The Fund’s current investment objective is to match, as closely as possible before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the “Index”). The Fund’s proposed investment objective is to seek long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States. In conjunction with changing the Fund’s investment objective, the Board is also seeking your approval to engage RE Advisers Corporation (“RE Advisers”) and Mercator Asset Management, L.P. (“Mercator”) as the Fund’s new investment adviser and subadviser, respectively (collectively, the “Proposals”).

Q.	Why is my vote needed?

A.	The Fund’s investment objective is fundamental and cannot be changed without shareholder approval, as required by the Investment Company Act of 1940 (“1940 Act”), which regulates investment companies such as the Fund.

With respect to approving RE Advisers and Mercator, the 1940 Act also requires shareholder approval of new investment advisers (including subadvisers) and investment advisory agreements (including sub-advisory agreements). On April 7, 2006, the Board unanimously agreed to (i) change the Fund’s investment objective, (ii) appoint RE Advisers as the Fund’s investment adviser pursuant to an investment management agreement with the Fund, (iii) appoint Mercator as subadviser pursuant to a subadvisory agreement between RE Advisers and Mercator, and (iv) to submit these proposals to you for approval.

Q.	How would these changes affect my account?

A.	As discussed in greater detail in the proxy materials, the Proposals will result in a change in your Fund’s investment objective and in the investment structure of your Fund. The Fund’s current investment objective is to match, as closely as possible before expenses, the performance of the Index. Currently, the Fund does not have an investment adviser. Instead, the Fund seeks to achieve its investment objective by investing all of its assets in the Vanguard® Developed Markets Index Fund (the “Vanguard Fund”), which in turn invests its assets in the Vanguard® European Stock Index Fund and Vanguard® Pacific Stock Index Fund.

Upon shareholder approval, Mercator will be appointed subadviser to the Fund and assume responsibility for providing day-to-day portfolio management services to the Fund using an actively managed style, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Under the Proposals, the Fund will cease to function as an index fund and will no longer be wholly invested in the Vanguard Fund or any other mutual fund. RE Advisers will be appointed as investment adviser and will oversee Mercator as subadviser and the Fund’s investment program.

Q.	Will the Fund’s fees increase as a result of these proposed changes?

A.	No. If you approve the Proposals, your Fund’s fees will not increase. In fact, the Fund’s expenses under the proposed restructuring are expected to be lower than the Fund’s current expenses, because RE Advisers, if approved as investment adviser with Mercator approved as subadviser, will contractually agree to waive fees and reimburse expenses in order to keep the Fund’s annual total operating expenses from exceeding 0.99% of the Fund’s average daily net assets.

Q.	How do the Directors suggest that I vote?

A.	After careful consideration, the Directors unanimously recommended that you vote “FOR” the Proposals. Please see the proxy statement for a discussion of the Board’s considerations in making its recommendation.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in Fund governance. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.	What will happen if the Proposals are not approved?

A.	Although shareholders will be voting on proposals one, two and three separately, none will take effect unless all three are approved. If shareholders do not approve the three Proposals, the Fund will remain passively managed as an index fund, and RE Advisers and Mercator will not provide portfolio management or oversight services to the Fund. However, RE Advisers may request that the Board take further action as it deems in the best interests of Fund shareholders.

Q.	Whom do I call if I have questions?

A.	Homestead Funds will be happy to answer your questions about this proxy solicitation. Please call Peter R. Morris at 1-800-258-3030, prompter 3, Monday through Friday.

Q.	How do I vote?

A.	You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the internet or by telephone. Please follow the instructions on the enclosed proxy card to utilize these methods of voting.

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203
Special Meeting of Shareholders
June 7, 2006
PROXY STATEMENT
      This Proxy Statement is being furnished by the Board of Directors (the “Board”) of Homestead Funds, Inc. (the “Corporation”) to shareholders of the International Stock Index Fund (the “Fund”) of the Corporation in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting will be held on June 7, 2006 at 10:00 am, Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card on or about May 1, 2006.
      At the Meeting, shareholders will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

Proposal 1.	Change the Fund’s investment objective.

Proposal 2.	Approve an investment management agreement with RE Advisers Corporation (“RE Advisers”).

Proposal 3.	Approve an investment subadvisory agreement between RE Advisers and Mercator Asset Management, L.P. (“Mercator”).
      The Board has fixed April 13, 2006 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.
      The Corporation has previously sent to shareholders its annual report for the year ended December 31, 2005 and its semi-annual report for the period ended June 30, 2005. Copies of the Corporation’s annual and semi-annual reports are available without charge upon request by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203 or by calling (800) 258-3030. The annual and semi-annual reports are also available on the internet at www.homesteadfunds.com.
VOTING INFORMATION
      General. The Corporation is a Maryland corporation organized on June 29, 1990, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”).
      Solicitation of Voting Instructions. The costs of the Meeting, including the solicitation of voting instructions from Fund shareholders, will be paid by RE Advisers, the Fund’s administrator and proposed investment adviser. Voting instructions will be solicited primarily through the mailing of this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Corporation.
      All voting instructions, whether given by mail, telephone, or internet, must be received by Computershare Fund Services, Inc. on Tuesday, June 6, 2006. Computershare Fund Services, Inc. serves as the proxy solicitor for this proxy statement. The estimated cost of Computershare Fund Services Inc.’s service is $3,000. If no instructions are specified on the proxy, the proxy will be voted for the Proposals. Voting instructions may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Corporation, by properly giving subsequent voting instructions that are received by Computershare Fund Services, Inc. in time to be voted at the Meeting, or by attending the Meeting and voting in person.
      Quorum and Adjournments. Each outstanding Fund share on the Record Date is entitled to cast one vote and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum for the transaction of proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum for the transaction of business. All returned proxies will count toward a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”). The Fund will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of a Proposal. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.
      Shareholder Information. As of the close of business on the Record Date, there were issued and outstanding 1,978,977.112 shares of capital stock of the Fund. As of the Record Date, the following shareholders owned of record 5% or more of the outstanding Fund shares:

Percent of
Name and Address	Shares	Fund

None
      As of the Record Date, the following Directors and Officers of the Corporation owned outstanding Fund shares:

		Percent of
Name and Address	Shares	Fund

Anthony Marinello	921.575	0.04656825
4301 Wilson Blvd. Arlington VA, 22203-1867
Peter R. Morris	29,002.16	1.465512401
4301 Wilson Blvd. Arlington VA, 22203-1867
Sheri M. Cooper	5,405.11	0.273126201
4301 Wilson Blvd. Arlington VA, 22203-1867
Sheldon C. Petersen	1,652.47	0.083501016
2201 Cooperative Way Herndon, VA 20171-4583
      As of the Record Date, the Corporation’s Directors and Officers as a group beneficially owned 1.868707868% of the Fund’s outstanding shares.
      Vote Required for each Proposal. Approval of each Proposal requires the affirmative vote of the lesser of: (1) 67% or more of the Fund’s outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. Each Proposal will be voted on separately; however, the approval of Proposals one, two and three is contingent on the approval of all three such Proposals.
DISCUSSION OF THE PROPOSALS
      Introduction. At an in-person Board meeting on April 7, 2006, RE Advisers, the Fund’s administrator and the investment adviser to other series of the Corporation, proposed that the Fund change its investment objective. In connection with the change to its investment objective, RE Advisers also recommended that the Fund become actively managed, with RE Advisers serving as investment adviser and Mercator serving as subadviser who would perform the day-to-day investment management activities.
      Based on the information it received at the meeting, the Board considered and approved the change to the Fund’s investment objective, the investment management agreement between the Fund and RE Advisers, and the investment subadvisory agreement between RE Advisers and Mercator. After careful consideration, the Directors unanimously recommended that you vote “FOR” each Proposal. Please see “Board Recommendation” under each Proposal below for a discussion of the Board’s considerations in making its recommendations.

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PROPOSAL 1
CHANGE THE FUND’S INVESTMENT OBJECTIVE
      Background. The Fund’s current investment objective is to match as closely as possible, before expenses, the performance of the Index. As previously stated and as discussed in more detail below, the Board approved changing this investment objective based on RE Adviser’s recommendation and subject to shareholder approval.
      Currently, the Fund invests all of its assets in the Vanguard Developed Markets Index Fund, which in turn invests its assets in the Vanguard® European Stock Index Fund and Vanguard® Pacific Stock Index Fund based on each region’s weighting in the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the countries determined by MSCI® to be developed.
      If the Fund’s investment objective is changed, the Fund will be renamed the International Value Fund and restructured from a passively managed index fund to an actively managed fund. The key difference between these two styles relates to whether the management actively chooses investments based on detailed research and analysis versus passively investing in another mutual fund that seeks to invest its assets in the securities represented by the Index. The Fund will be actively managed by Mercator, provided that shareholders approve the proposed investment advisory agreement with RE Advisers and the subadvisory agreement with Mercator.
      The Fund’s new investment objective, which will not be a fundamental policy of the Fund and, therefore, may be changed without shareholder approval, will be to seek long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States. In addition, the Fund’s current non-fundamental investment policy to invest at least 80% of its total assets in stocks in the Index under normal conditions will be eliminated.
      Information about Mercator’s Proposed Management of the Fund. Mercator’s approach to managing the Fund is to identify attractive, undervalued securities that have good earnings prospects. Using initial screens based on historical data, Mercator would segregate several hundred stocks in its proprietary database. The stocks in the universe would then be ranked from most to least attractive; the most highly attractive stocks would then be subject to fundamental analysis, which seeks to validate projected financial data and considers company, industry, and macro factors. Under normal market conditions, Mercator expects to invest the Fund’s assets in at least three countries, not including the United States. Although Mercator expects that the Fund will invest primarily in equity securities, Mercator might invest the Fund’s assets in fixed income securities and derivatives, and might invest at times in a relatively limited number of issuers, thereby subjecting the Fund to greater risk than if it would have held a greater number of holdings.
      The proposed changes to the Fund’s investment structure will result in some differences in the Fund’s principal risks. While the risks associated with investment in foreign securities and other types of securities will continue to apply, the Fund will no longer be subject to tracking error risk. The change to active management will, however, subject the Fund to the risk that the subadviser’s investment decisions will not produce the desired results. In addition, because the Fund may invest in fixed income securities, the Fund will be subject to credit risk, which is the risk that the debt issuer will not make timely payments of interest or principal, and interest rate risk, which is the risk that a rise in interest rates will cause the value of debt securities to decline.
      Mercator anticipates it will manage the Fund as a team of six investment professionals should the Fund’s restructuring be approved. Each investment professional listed below would be primarily and jointly responsible for the Fund’s management. Information about each team member’s experience appears below.
      Peter F. Spano, CFA, President, PXS Corp., General Partner, began his career in 1968, spending 12 years as an officer, portfolio manager and analyst with The Chase Manhattan Bank, N.A. and then Flagship National Bank of Miami (now SunTrust). For several years following, Mr. Spano was Director of Investments for American Birthright Trust Management, Inc., an investment advisor to mutual funds, as well

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as Vice President and portfolio manager of one of the funds. Prior to Mercator, Mr. Spano served as Vice President and Chairman of the Portfolio Management Committee at Templeton Investment Counsel, Inc. There he was responsible for global portfolio management and securities trading. Mr. Spano received his MBA from Baruch College (City University of New York) and his BBA from St. John’s University. Mr. Spano is a CFA® charterholder and a member of the CFA Institute, the Investment Counsel Association of America, and the South Florida Financial Analysts Society.
      James E. Chaney, President, JXC Corp., General Partner, began his investment career in 1985 as Vice President of International Equities at General Electric Investments. His responsibilities included research and portfolio management in addition to the development of a new money management subsidiary. In 1991, he joined Templeton Investment Counsel and became an Executive Vice President. He managed $5.2 billion in international and global assets, including separate accounts and several institutional mutual funds. Mr. Chaney also served on the Portfolio Strategy Committee and participated in institutional marketing efforts. In 1996, he joined Hansberger Global Investors and, until joining Mercator, was Chief Investment Officer, responsible for the firm’s research and portfolio management activities. He received his MBA from Columbia University Graduate School of Business, a MS from Northeastern University, and a BS from the University of Massachusetts. Mr. Chaney is a member of the CFA Institute, the Investment Counsel Association of America, and the South Florida Financial Analysts Society.
      John G. Thompson, President, JZT Corp., General Partner and Chief Investment Officer, began his career as a securities analyst for Atlantic Investment Partners, Ltd., an investment partnership. Mr. Thompson later served as Vice President and portfolio manager at Scudder, Stevens and Clark. From 1979, until co-founding Mercator in 1984, Mr. Thompson was Vice President and Director of Research for Templeton Investment Counsel, Inc., and served as Vice President of Templeton Funds, Inc. and Templeton Global Funds, Inc. He spent those five years developing the firm’s global computer research capabilities and managing global portfolios. Mr. Thompson received his MBA from University of Miami and a BS degree from Florida Atlantic University. He is a CFA® charterholder and member of the CFA Institute, as well as a member of the Investment Counsel Association of America and the South Florida Financial Analysts Society.
      Kevin J. Shaver, President, KXS Corp., General Partner, began his investment career in mutual fund valuations at Dominion Securities in Toronto. Prior to joining Mercator (where he previously acted as consultant in establishing the firm’s valuation system), he worked for Strategic Investment Partners, Inc. in Arlington, Virginia, as the Manager of Research and Performance Analytics. Kevin has a BBA degree from the University of New Brunswick. He is a CFA® charterholder and a member of the CFA Institute, the Investment Counsel Association of America, and the South Florida Financial Analysts Society.
      Barbara J. Trebbi, President, BXT Corp., General Partner, began her career in 1988 at Mackenzie Investment Management Inc. as a research analyst focusing on international equities. From 1995 she served as a Vice President at Mackenzie where she specialized in security analysis and management of investments in the Asian region. In 1995 she was appointed to serve on Mackenzie’s executive committee and became Senior Vice President and Managing Director of International Equities at Ivy Management Inc., a wholly-owned subsidiary of Mackenzie. There she oversaw a team of research analysts and had direct responsibility for managing several international equity portfolios as well as regional portfolios focusing on Asia. Ms. Trebbi has a Graduate Diploma from the London School of Economics and Political Science and a BS degree from the University of Florida. She is a CFA® charterholder and a member of the CFA Institute, the Investment Counsel Association of America, and also is a member of the South Florida Financial Analysts Society, where she served as President from 1994 to 1995.
      Gary R. Clemons, President, GQC Corp., General Partner, began his career as an investment professional over 16 years ago. Most recently, he served as Deputy Director of Research and Executive Vice President at Templeton Investment Counsel in Ft. Lauderdale, where he managed $3 billion in international and global equities. From 1990 to 1993, he served as a research analyst and portfolio manager at Templeton Quantitative Advisors in New York, a subsidiary of Templeton International. Mr. Clemons holds an MBA from the University of Wisconsin-Madison and a BS degree from the University of Nevada-Reno. In addition,

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he served as an officer in the United States Marine Corps from 1981 to 1985. Mr. Clemons is a member of the South Florida Financial Analysts Society.
      Additional information about Mercator appears below under “Proposal 3 — Approve a Subadvisory Agreement Between RE Advisers and Mercator.”
      The Board’s Recommendation to Change the Investment Objective. The Board, including a majority of the directors who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), at its in-person meeting held on April 7, 2006, unanimously approved changing the Fund’s investment objective after reviewing and discussing written and oral information presented by RE Advisers and Mercator.
      Reasons for the Board’s Approval. When the Fund was established with the investment objective to match the performance of the Index, before Fund expenses, the Board believed that operating efficiencies could be achieved by investing all of the Fund’s assets in another mutual fund that also tracked the performance of the Index. However, due to a slow rate of growth and a lack of investor interest as the Fund is currently structured, the Board has concluded that shareholders would be better served by changing the Fund’s investment objective and structure.
      In addition, the Board has been informed by RE Advisers that there likely will be potential investor interest in the Fund as proposed to be managed by Mercator, which currently manages assets using the investment style described in this proxy statement. The Board reviewed composite performance of the assets managed by Mercator, and noted that Mercator typically has outperformed the Index, and, accordingly, the Fund’s performance. Moreover, the Directors noted that the Fund’s total annual operating expenses will be contractually limited to 0.99% of the Fund’s average daily net assets, which is lower than the Fund’s current total annual operating expenses. See “Comparison of Current and Proposed Fees” below for more information on how Fund fees will be affected if the Proposals are approved by shareholders.
      The Board unanimously recommends that you vote FOR the change to the Fund’s investment objective.
      In the event the Proposals are not approved by shareholders, the Fund’s current investment objective will continue to limit the Fund’s investments. The Board may consider other actions to be taken, including such alternative proposals as may be recommended by RE Advisers.
PROPOSAL 2
APPROVE AN INVESTMENT MANAGEMENT AGREEMENT WITH RE ADVISERS
      General. RE Advisers currently serves as administrator to the Fund and as investment adviser to several other series of the Corporation. RE Advisers is a direct wholly-owned subsidiary of RE Investment Corporation, which is wholly-owned by NRECA United, Inc., which, in turn, is wholly-owned by the National Rural Electric Cooperative Association (NRECA), a non-profit organization that serves and represents the nation’s consumer-owned rural electric cooperatives. RE Advisers was launched in 1990 and manages over $900 million for mutual fund and private account investors. RE Advisers and its affiliates are located at 4301 Wilson Boulevard, Arlington, VA 22203, and the Adviser’s executive officers have their business address at that location. The names and principal occupations of the principal executive officer and each director of the Adviser are as follows:

Name	Title

Peter Morris	President and Director
Stuart Teach	Vice President and Director
Sheri Cooper	Treasurer and Director
Robert Fuentes	Director
Denise Trujillo	Vice President and Director
Martin Lowery	Director

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      Information about the Proposed Investment Management Agreement. Under the proposed investment management agreement (“Proposed Management Agreement”) (attached as Exhibit A to this proxy statement) and subject to the Board’s oversight, RE Advisers has agreed to (1) provide a continuous investment program for the Fund, including investment research and management, (2) determine what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments.
      The Proposed Management Agreement permits RE Advisers, subject to the approval of the Board, to delegate certain management responsibilities, pursuant to a subadvisory agreement, to other investment advisers. RE Advisers, as the adviser, is required to monitor the investment programs of any subadvisers to the Fund and remains responsible for ensuring that any subadviser performs the services it agrees to undertake pursuant to the subadvisory agreement.
      The Proposed Management Agreement provides that RE Advisers is liable and shall indemnify the Fund for any losses incurred by the Fund to the extent that such losses resulted from an act or omission on the part of RE Advisers or its officers, directors or employees that is found to involve willful misfeasance, bad faith or gross negligence, or reckless disregard by RE Advisers of its duties under the Proposed Management Agreement.
      The Proposed Management Agreement will be in effect for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on the approval.
      The Proposed Management Agreement may be terminated at any time without penalty by the Board, or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to RE Advisers. RE Advisers may terminate the Proposed Management Agreement at any time, without penalty, on 60 days’ written notice to the Board. The Proposed Management Agreement will terminate automatically in the event of its assignment.
      The Proposed Management Agreement may only be amended by an instrument in writing signed by the party against which enforcement of the amendment is sought, provided that material amendments will be effective only if approved by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), unless the Corporation receives an order from SEC or opinion of counsel permitting it to modify the Proposed Management Agreement without such vote or such action is otherwise permissible under the 1940 Act or rules thereunder.
      The Proposed Management Agreement provides that RE Advisers is paid a management fee at an annual rate of 0.75%. RE Advisers has contractually agreed to limit fees and waive expenses to the extent necessary to keep the Fund’s actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.99%. The effect of RE Advisers’ proposed contractual expense limitation on the Fund, as well as the management fee, is set forth below.
Comparison of Current and Proposed Fees.

•	The Current Fee. The Fund currently does not pay a management or advisory fee. Instead, the Fund pays the underlying expenses of the mutual fund in which it invests in addition to its own costs. For the most recent fiscal year ended December 31, 2005, the Fund incurred $108,347 in total annual operating expenses, of which $24,742 were related to the underlying mutual fund. RE Advisers as administrator did not waive any expenses during the most recent fiscal year.

•	The Proposed Fee. Under the Proposals, the Fund would pay a management fee to RE Advisers (which would include the administrative services RE Advisers currently provides to the Fund) at an annual rate of 0.75% of the Fund’s average daily net assets, as computed daily and paid monthly (“Proposed Fee”). If the Proposed Fee had been in effect for the most recent fiscal year ended December 31, 2005, the Fund would have paid $74,226 in investment advisory fees to RE Advisers, of

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which RE Advisers would have waived $60,370 to maintain its new contractual expense limitation to limit fees and reimburse expenses to 0.99% of the Fund’s average daily net assets. The Proposed Fee would have represented a gross (before waivers) increase of 0.50% and a net (after waivers) decrease of 0.11%.

      In order to illustrate the impact of the Proposed Fee on the Fund’s annual operating expenses, we have provided a pro forma fee table and expense example. The fee table and expense example are designed to assist shareholders in evaluating the Proposal. The expense example that follows the fee table below is also intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below compares the Fund’s operating expenses (including the management fee) for the fiscal year ended December 31, 2005 with the Current Fee in place to the Fund’s hypothetical operating expenses for the same period if the Proposed Fee had been in place for the entire fiscal year.

Actual Fund Operating Expenses
(Expenses Deducted from Fund Assets)	Current Fee	Pro Forma Fee

Management Fees	None	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses*	1.10%	0.85%
Total Annual Fund Operating Expenses	1.10%	1.60%
Less Expense Limitations and Fee Reimbursements	None **	(0.61	%)**
Total Net Expenses	1.10%	0.99%

*	Other Expenses under the “Current Fee” column include a 0.25% administrative fee paid to RE Advisers.

**	Based on RE Advisers’ current contractual agreement to waive fees and reimburse expenses in order to keep total expenses from exceeding 1.50% under the current fee, and 0.99% under the Pro Forma Fee. These waivers may be eliminated by RE Advisers with 90 days’ notice and Board approval.
     The following hypothetical illustrates the operating expenses you would incur if you invested $10,000 in the Fund for the periods shown and then redeemed all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that you reinvest all dividends and distributions and that the Fund operating costs remain the same (other than the increase associated with the implementation of the Proposed Fee). The example is for comparison only and does not represent the Fund’s actual or future expenses or return.

	1 Year	3 Years	5 Years	10 Years

Current Fee	$112	$350	$606	$1,340
Proposed Fee (before waivers)	$163	$505	$871	$1,900
Proposed Fee (after waivers)	$101	$315	$547	$1,213
      Board of Directors’ Recommendation to Approve the Proposed Management Agreement. On April 7, 2006, the Board met in person at a meeting called for the purpose of considering, among other things, the Proposed Management Agreement. In preparation for this consideration, the Fund’s outside counsel, on behalf of the Board, requested that RE Advisers provide a wide variety of materials including information about RE Advisers’ affiliates, personnel and operations. Specifically, the Board requested and received written materials from RE Advisers regarding: (a) the investment management and other services RE Advisers would provide under the Proposed Management Agreement; (b) RE Advisers’ investment management personnel; (c) RE Advisers’ financial condition; (d) RE Advisers’ ability to oversee the investment activities of the proposed subadviser; (e) the level of the advisory fees that RE Advisers would charge the Fund compared with the fees charged to comparable mutual funds; (f) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (g) RE Advisers’ anticipated profitability with respect to the Fund; (h) RE Advisers’ compliance program; and (i) RE Advisers’ disaster recovery plan.
      At the meeting, the Directors, including a majority of the Independent Directors, approved the Proposed Management Agreement between RE Advisers and the Corporation on behalf of the Fund. The Board’s

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approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services to be provided to the Fund under the Proposed Management Agreement;

•	the Fund’s expenses under its Proposed Management Agreement and how those expenses compared to those of other comparable mutual funds; and

•	the profitability of RE Advisers and its affiliates with respect to the Fund, including both direct and indirect benefits accruing to RE Advisers and its affiliates.
      The Board’s consideration with respect to each of the above factors is set forth below.
      The nature, extent and quality of the services to be provided to the Fund under the Proposed Management Agreement. As noted above, the Board considered the nature, extent and quality of the services that would be provided by RE Advisers to the Fund and the resources RE Advisers would dedicate to overseeing the Fund’s investment management program. In this regard, the Directors evaluated, among other things, RE Advisers’ personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services to be provided by RE Advisers to the Fund and the resources RE Advisers would dedicate to the Fund supported the approval of the Proposed Management Agreement.
      The Fund’s expenses under the Proposed Management Agreement and how those expenses compared to those of other comparable mutual funds. With respect to the Fund’s expenses under the Proposed Management Agreement, the Directors considered the rate of compensation called for by the Proposed Management Agreement and the Fund’s net operating expense ratio in comparison to those of other comparable mutual funds. The Directors also considered information about average expense ratios of comparable mutual funds in the Fund’s respective peer group. Finally, the Directors considered the effects of RE Advisers’ proposed contractual expense reimbursement agreement to prevent total expenses from exceeding a specified cap. Following evaluation, the Board concluded that, within the context of its full deliberations, the estimated expenses of the Fund are reasonable and supported the approval of the Proposed Management Agreement.
      The profitability of RE Advisers and its affiliates with respect to the Fund, including both direct and indirect benefits accruing to RE Advisers and its affiliates. With regard to profitability, the Directors considered all compensation flowing to RE Advisers, directly or indirectly. The Directors considered whether the varied levels of compensation and profitability under the Proposed Management Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by RE Advisers and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of RE Advisers would be reasonable and supported approval of the Proposed Management Agreement.
      Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Directors, approved the Proposed Management Agreement and concluded that the compensation under the Proposed Management Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.
      The Board of Directors unanimously recommends that you vote FOR the approval of the Proposed Management Agreement.
      In the event the Proposal is not approved by shareholders, the Fund will continue to function without an investment adviser as an index fund. The Board may consider other actions to be taken, including such alternative proposals as may be recommended by RE Advisers.

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PROPOSAL 3
APPROVE A SUBADVISORY AGREEMENT BETWEEN RE ADVISERS AND MERCATOR
      Mercator, a limited partnership founded in 1984, manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2005, Mercator managed over $10 billion in assets including separate accounts and commingled funds. The firm manages money for several of the largest U.S. corporate and public pension plans. Its principal place of business is 5200 Town Center Circle, Boca Raton, FL 33486. The names and principal occupations of each principal executive officer and each director of Mercator are as follows:

Name	Title

John Thompson	President, JZT Corp., General Partner and Chief Investment Officer
Peter Spano	President, PXS Corp., General Partner and Chief Administrative Officer
Kevin Shaver	President, KXS Corp., General Partner
James Chaney	President, JXC Corp., General Partner
Barbara Trebbi	President, BXT Corp., General Partner
Gary Clemons	President, GQC Corp., General Partner
      Information about the Proposed Investment Subadvisory Agreement. Under the proposed investment subadvisory agreement (“Proposed Subadvisory Agreement”) (attached as Exhibit B to this proxy statement) and subject to oversight of the Board and RE Advisers, Mercator has agreed to (1) provide a continuous investment program for the Fund, including investment research and management, (2) determine what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments. Pursuant to the Proposed Subadvisory Agreement, Mercator will consult with RE Advisers from time to time regarding Fund matters, including market strategy and portfolio characteristics.
      The Proposed Subadvisory Agreement provides that Mercator is paid an advisory fee at an annual rate of .50%. RE Advisers is responsible for paying Mercator’s subadvisory fee out of its own assets and, therefore, the Fund is not directly responsible for paying Mercator’s subadvisory fee.
      The Proposed Subadvisory Agreement provides that Mercator is liable and shall indemnify RE Advisers and the Fund for any losses incurred by the Fund to the extent that such losses resulted from an act or omission on the part of Mercator or its officers, partners or employees that is found to involve willful misfeasance, bad faith or gross negligence, or reckless disregard by Mercator of its duties under the Proposed Subadvisory Agreement.
      The Proposed Subadvisory Agreement will be in effect for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on the approval.
      The Proposed Subadvisory Agreement may be terminated at any time without penalty by the Board, or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to Mercator. The Proposed Subadvisory Agreement may also be terminated, without penalty, by RE Advisers: (1) upon 60 days’ written notice to Mercator, (2) upon material breach by Mercator of any of the representations and warranties set forth in the Proposed Subadvisory Agreement, or (3) upon Mercator becoming unable to discharge its duties and obligations under the Proposed Subadvisory Agreement, including circumstances such as financial insolvency of Mercator or other circumstances that could adversely affect the Fund. Mercator may terminate the Proposed Subadvisory Agreement at any time, without penalty, on 60 days’ written notice to RE Advisers. The Proposed Subadvisory Agreement will terminate automatically in the event of its assignment or upon termination of the Proposed Management Agreement.

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      The Proposed Subadvisory Agreement may only be amended by an instrument in writing signed by the party against which enforcement of the amendment is sought, provided that material amendments will be effective only if approved by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), unless the Corporation receives an order from SEC or opinion of counsel permitting it to modify the Proposed Subadvisory Agreement without such vote or such action is otherwise permissible under the 1940 Act or rules thereunder.
      Board of Directors’ Recommendation to Approve the Proposed Subadvisory Agreement. On April 7, 2006, the Board met in person at a meeting called for the purpose of considering, among other things, the Proposed Subadvisory Agreement. In preparation for this consideration, the Fund’s outside counsel, on behalf of the Board, requested that Mercator provide a wide variety of materials including information about Mercator’s affiliates, personnel and operations. Specifically, the Board requested and received written materials from Mercator regarding: (a) the investment management and other services Mercator would provide under the Proposed Subadvisory Agreement; (b) Mercator’s investment management personnel; (c) Mercator’s financial condition; (d) the level of the subadvisory fees that Mercator would charge compared with the fees charged in connection with comparable mutual funds; (e) Mercator’s compliance program; and (f) Mercator’s disaster recovery plan.
      At the meeting, the Directors, including a majority of the Independent Directors, approved the Proposed Subadvisory Agreement between RE Advisers and Mercator. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services to be provided to the Fund under the Proposed Subadvisory Agreement;

•	comparative performance information;

•	the costs of the services to be provided by Mercator; and

•	additional considerations, as outlined below.
      The Board’s consideration with respect to each of the above factors is set forth below.
      The nature, extent and quality of the services to be provided to the Fund under the Proposed Subadvisory Agreement. As noted above, the Board considered the nature, extent and quality of the services that would be provided by Mercator to the Fund and the resources Mercator would dedicate to the Fund. In this regard, the Directors evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process to be used by Mercator in managing the Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions effected for investment advisory clients of Mercator. The Directors considered the managerial and financial resources available to Mercator and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Proposed Subadvisory Agreement.
      The Directors also considered the quality of the services to be provided by Mercator and the quality of the resources that would be available to the Fund. The Directors were advised that the standard of care under the Proposed Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Directors considered Mercator’s experience and reputation, the professional qualifications of its personnel, and the size and functions of its staff. The Directors considered the complexity of managing the Fund relative to other types of funds.
      The Directors concluded that the services to be provided by Mercator should benefit the Fund and its shareholders and also concluded that the investment philosophy, process, and research capabilities of Mercator would be appropriate for the Fund, given the proposed change to its investment objective and strategy. The Directors concluded that the scope of the services to be provided to the Fund by Mercator were consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Directors

10

concluded, within the context of their overall conclusions regarding the Proposed Subadvisory Agreement, that the nature, extent and quality of services to be provided, supported the approval of the Proposed Subadvisory Agreement.
      Comparative performance information. As noted above, the Directors received information about the performance of accounts managed by Mercator with a similar investment objective as that proposed for the Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Directors reviewed performance over various time periods, including one-, three-, five-and ten-year periods, performance under different market conditions and during different phases of the market cycle, and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Proposed Subadvisory Agreement, that the performance of the accounts managed by Mercator with a similar investment objective to the Fund’s proposed investment objective was sufficient to merit approval of the Proposed Subadvisory Agreement.
      The costs of the services to be provided by Mercator. The Directors considered the fees to be payable under the Agreement. This information included comparison of the Fund’s proposed subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund as well as the proposed management fee to be paid to RE Advisers under the Proposed Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Fund’s total annual operating expenses from exceeding 0.99% of the Fund’s average daily net assets. The Directors also noted RE Advisers’ and Mercator’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Fund.
      The Directors also considered the compensation directly or indirectly to be received by Mercator from its relationship with the Fund. The Directors noted that RE Advisers would pay Mercator from its advisory fees.
      After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.
      Additional Considerations. The Directors also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The Directors considered the procedures of Mercator designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of Mercator in these matters. The Directors also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.
      Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Directors, approved the Proposed Subadvisory Agreement and concluded that the compensation under the Proposed Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.
OTHER INFORMATION
      Administrator and Transfer Agent. RE Advisers serves as the Fund’s administrator. BFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the transfer agent for the Fund.
      Shareholder Proposals. As a general matter, the Corporation does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Corporation should send such proposal to the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder

11

meeting, a shareholder’s proposal must, among other things, be received at the offices of the Corporation a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
      Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Corporation at 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.
      Inquiries. Shareholders may make inquiries concerning the proposal by contacting Peter R. Morris at (800) 258-3030, prompt 3.
      Principal Underwriter and Distributor. RE Investment serves, without compensation from the Fund, as principal underwriter and distributor to the Corporation pursuant to an agreement between RE Investment and the Corporation. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.
      Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Corporation.

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
May 1, 2006

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Exhibit A
INVESTMENT MANAGEMENT AGREEMENT
     Investment Management Agreement made as of the ___day of ___, 2006, by and between Homestead Funds, Inc., a Maryland corporation (the “Company”), on behalf of the [International Value Fund] (the “Fund”), and RE Advisers Corporation, a Virginia corporation (the “Investment Manager”).
     WHEREAS, the Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
     WHEREAS, the Company is a series type investment company currently consisting of eight series, each with its own investment program, policies, and investment objectives, and restrictions; and
     WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and is registered as an investment manager under the Investment Advisers Act of 1940, as amended; and
     WHEREAS, the Fund had been since its inception a passively managed index fund and the Company previously retained the Investment Manager to render administrative services to the Fund pursuant to an agreement dated January 23, 2001 and amended and restated as of September 15, 2004; and
     WHEREAS, because the Fund is converting to an actively managed fund, the Company desires to retain the investment management services of the Investment Manager with respect to the Fund and the Investment Manager desires to render such services to the Fund;
NOW THEREFORE, the parties hereto agree as follows:
1.   Duties and Responsibilities of the Investment Manager.
     1.1 Investment Advisory Services. The Investment Manager shall act as the investment manager to the Fund and shall, subject to the supervision of the Company’s Board of Directors, provide the following investment advisory services: (i) supervise and monitor the investment activities of any subadviser approved for the Fund by the Board of Directors of the Company; (ii) delegate all or any portion of its responsibilities hereunder to one or more subadvisers subject to the supervision and oversight of the Investment Manager and the Board of Directors of the Company; (iii) formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund’s investment objectives, investment program, policies and restrictions, that may be amended and updated, from time to time, to reflect changes in financial and economic conditions; (iv) make all determinations with respect to the investment of the Fund’s assets in accordance with applicable law and the Fund’s investment objectives, investment program, policies, and restrictions as provided in the

Company’s Prospectus and Statement of Additional Information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board of Directors of the Company may impose by notice in writing to the Investment Manager; (v) make all determinations as to the purchase and sale of the portfolio securities, including advising the Board of Directors as to certain matters involving the Fund’s portfolio securities that are not in the nature of investment decisions; (vi) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under this Agreement; (vii) furnish the Board of Directors with periodic reports concerning the Investment Manager’s economic outlook and investment strategy, as well as information concerning the Fund’s portfolio activity and investment performance; (viii) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by the Fund; and (ix) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions. In furtherance of this duty, the Investment Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund and the Board of Directors of the Company to buy, sell, exchange, convert for the Fund’s use, and otherwise trade in any money market instruments’ bonds, and other securities or assets, and to select the broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters, or issuers.
     1.2 Administrative Services. In addition to investment advisory services set forth above in 1.1, the Investment Manager shall oversee the administration of all aspects of the Company’s business and affairs with respect to the Fund and shall provide certain services required for effective administration of the Company with respect to the Fund, in connection therewith, the Investment Manager shall:
          1.2.1 Office and Other Facilities. Furnish, without cost to the Company, or provide and pay the cost of, such office facilities, furnishings, and office equipment as are adequate for the Company’s needs.
          1.2.2 Personnel. Provide, without additional remuneration from or other cost to the Company, the services of individuals competent to perform all of the Company’s executive, administrative, compliance, and clerical functions that are not covered by 2.2.9 below or performed by or through employees or other persons or agents engaged by the Company (including, e.g., the custodian, accounting services agent, transfer agent, dividend disbursing agent and shareholder servicing agent).
          1.2.3 Agents. Assist the Company in selecting, coordinating the activities of, supervising, and acting as liaison with any other persons and agents engaged by the Company, including the Company’s custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants, and independent legal counsel. The Investment Manager shall also monitor the functions

2

           of such persons and agents, including, in particular, the accounting services agent in its evaluation of the Fund’s portfolio securities.
          1.2.4 Directors and Officers. Authorize and permit the Investment Manager’s directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities, without remuneration from or additional cost to the Company.
          1.2.5 Books and Records. Ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Company or on its behalf will be maintained and preserved by the Company or on its behalf will be maintained in accordance with applicable laws and regulations and that the Company’s corporate existence will be maintained.
          1.2.6 Reports to the Company. Furnish to or place at the disposal of the Company such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Company may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Company.
          1.2.7 Reports and Filings. Assist in the development and preparation of all reports and communications by the Company to the Fund’s shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Company’s shares under federal and state law.
2.   Allocation of Expenses
     2.1 Expenses Paid by Investment Manager.
          2.1.1 Salaries and Fees of Directors and Officers. As between the Fund and the Investment Manager, the Investment Manager shall pay all salaries, expenses and fees, if any of the directors, officers or employees of the Investment Manager who are directors, officers or employees of the Company. The Investment Manager has obtained such personnel through an agreement with National Rural Electric Cooperative Association, which has primary responsibility for the salaries, expenses and fees of persons provided to serve as directors, officers and employees of the Investment Manager.
          2.1.2 Waiver or Assumption and Reimbursement of the Company’s Expenses by Investment Manager. The waiver of assumption and reimbursement by the Investment Manager of any expense of the Company that the Investment Manager is not required by this Agreement to waive, or assume and reimburse, shall not obligate the Investment Manager to waive, or assume or reimburse, the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Investment Manager.

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          2.1.3 Organizational Expenses. The Investment Manager shall pay or assume all organizational expenses of the Company.
     2.2 Expenses paid by the Company. The Company, with respect to the Fund, shall bear all expenses of its operations and business not specifically waived, assumed or agreed to be paid by the Investment Manager as provided in this Agreement or any other agreement between the Company and the Investment Manager. In particular, the expenses hereby allocated to the Company, with respect to the Fund, include, but are not limited to:
          2.2.1 Custody and Accounting Services. All fees and expenses of depositories, custodians, accounting service agents, and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Fund’s cash, securities, and other property, including, among other things, fees and expenses for the calculation of standardized effective and compound yield quotations for the Fund, maintenance of ledgers, position and income reports, and settlement of fund purchases and sales.
          2.2.2 Transfer Agency, Shareholder Servicing, and Dividend Disbursement. All costs of establishing, maintaining, and servicing accounts of shareholders of the Fund, including the Fund’s proportionate share of all fees and expenses of the Company’s transfer agent, shareholder services agent, dividend disbursing agent and any other agents engaged by the Company to service such Fund accounts. In addition, the Company shall reimburse the Investment Manager and charge to the Fund the Fund’s proportionate share of all expenses incurred by the Investment Manager in responding to telephonic and written inquiries from, and in mailing information to Fund shareholders and others who may request information on behalf of Fund shareholders, regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, and general information about the Fund.
          2.2.3 Shareholder Reports. All costs of preparing, setting in type, printing, and distributing reports and other communications to shareholders of the Fund.
          2.2.4 Prospectuses. All costs of preparing, setting in type, printing and mailing to shareholders of the Fund annual or more frequent revisions of the Company’s Prospectus and Statement of Additional Information and any supplements thereto.
          2.2.5 Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Fund, including the printing of notices and proxy materials, and proxy solicitations therefore.
          2.2.6 Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Fund and daily computation of the net asset value per share of the Fund, including (i) a proportionate share of the cost of any equipment obtained by the Company, the Investment Manager or agents of the Company or a proportionate share of the cost of any equipment currently owned by the Investment

4

          Manager that will be used to price the Fund’s shares or value the Fund’s assets, or (ii) the cost of the services of any agents engaged by the Company for the purpose of pricing Fund shares or valuing the assets of the Fund.
          2.2.7 Communications. All charges for equipment or services used for communications between the Investment Manager or the Company and the custodian, accounting services agent, transfer agent, shareholder servicing agent, dividend disbursing agent, or any other agent engaged by the Company to provide services to the Fund.
          2.2.8 Independent Legal and Accounting Fees. The Fund’s proportionate share of all charges for services and expenses of the Company’s independent legal counsel and independent accountants.
          2.2.9 Directors’ Fees and Expenses. The Fund’s proportionate share of all compensation of directors (other than those directors affiliated with the Investment Manager), all expenses incurred in connection with their services as directors, and all expenses of meetings of the Board of Directors and committees of the Board of Directors.
          2.2.10 Federal Registration Fees. The Fund’s proportionate share of all fees and expenses of maintaining the registration of the Company under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the Securities Act of 1933, as amended (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any post-effective amendments or supplements to the Registration Statement, Prospectus, and Statement of Additional Information for the Company under the 1933 Act or the 1940 Act that may be prepared from time to time.
          2.2.11 State Registration Fees. The Fund’s proportionate share of all fees and expenses of maintaining the registration and qualification of the Company and of the Fund’s shares for sale under the securities laws of various states and jurisdictions and registering and qualifying additional shares of the Fund, and of maintaining the registration and qualification of the Company under all other laws applicable to the Company or its business activities.
          2.2.12 Issue, Redemption, and Transfer of the Fund’s Shares. All expenses incurred in connection with the issue, redemption, and transfer of the Fund’s shares, including the expenses of confirming all share transactions and of transmitting share certificates for the Fund.
          2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Board of Directors of the Company, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Board of Directors.

5

          2.2.14 Brokerage Commissions. All brokers’ commissions, if any, and other charges incident to the purchase or sale of the Fund’s portfolio securities.
          2.2.15 Taxes. The Fund’s proportionate share of all taxes or governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.
          2.2.16 Trade Association Fees. The Fund’s proportionate share of all fees, dues and other expenses incurred in connection with the Company’s trade association or other membership in any investment organization.
          2.2.17 Nonrecurring and Extraordinary Expenses. The Fund’s proportionate share of such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, directors, employees, and agents.
3.   Management Fee.
          3.1 Compensation. The Company, with respect to the Fund, shall pay the Investment Manager as compensation for all services rendered, facilities provided and expenses waived or assumed and reimbursed by the Investment Manager, investment management fees computed as follows, based on the value of the average daily net assets of the Fund:
          3.1.1 Rate. The fee with respect to the Fund shall be at the annualized rate of 0.75% of average daily net assets.
          3.1.2 Method of Computation. The fee shall accrue each calendar day and the sum of the daily fee accruals for the Fund shall be paid monthly to the Investment Manager in arrears within 30 days after the last business day of the relevant month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rates for the Fund, described in subparagraph 3.1.1, above, and multiplying the product by the net assets of the Fund as determined in accordance with the Company’s Prospectus as of the close of business on the previous business day on which the Company was open for business.
          3.1.3 Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
4.   Brokerage. Subject to seeking best execution, and subject to any policies or procedures as then approved by the Company’s Board of Directors, the Investment Manager, in carrying out its duties under Paragraph 1.1, may cause the Fund to pay a

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broker-dealer that furnishes brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish brokerage and research services or which furnished brokerage and research services deemed to be of lesser value, if the Investment Manager determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-clearer viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to the other accounts, if any, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).
5.   Investment Manager’s Use of the Service of Others. The Investment Manager may at its own cost (except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager, the Company, or the Fund with (i) such subadvisory services referred to in Paragraph 1.1; (ii) such statistical and other factual information; (iii) such advice regarding economic factors and trends; (iv) such advice as to occasional transactions in specific securities; or (v) such other information, advice or assistance as the Investment Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, or in the discharge or the Investment Manager’s overall responsibilities with respect to the other accounts for which it serves as an investment manager.
6.   Ownership of Records. All records required to be maintained and preserved by the Company, with respect to the Fund, pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Investment Manager on behalf of the Company, with respect to the Fund, are the property of the Company and shall be surrendered by the Investment Manager promptly on request by the Company.
7.   Reports to Investment Manager. The Company shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Company, with respect to the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.
8.   Services to Other Clients. Nothing herein contained shall limit the freedom of the Investment Manager or any affiliated person of the Investment Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment counselor to other persons, firms or corporations, or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Investment Manager shall otherwise consent, the Investment Manager shall be the only investment manager to the Company.

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9.   Limitation of Liability of Investment Manager. Neither the Investment Manager nor any of its officers, directors, or employees, nor any persons performing executive, administrative, trading, or other functions for the Company, with respect to the Fund or the Investment Manager (at the direction or request of the Investment Manager) in connection with the Investment Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Company or from reckless disregard by the Investment Manager or any such persons of the duties of the Investment Manager under this Agreement.
10.   Term of Agreement. This Agreement shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and in either event by the vote of a majority of the Board of Directors of the Company who are not “interested persons” (as defined in the 1940 Act and rules thereunder) of any such party, cast, in person, at a meeting called for the purpose of voting on such approval.
     Any approval of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and rules thereunder) of the Fund shall be effective to approve or continue this Agreement with respect to the Fund, notwithstanding (i) that a comparable agreement has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Company and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such approval shall be required by any other applicable law or otherwise. The Investment Manager shall furnish to the Company, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.
11.   Amendment and Assignment of Agreement. This Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.
12.   Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days prior notice in writing to the other party; provided, that in the case of termination by the Company such action shall have been authorized by resolution of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

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13.   Miscellaneous.
     13.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
     13.2 Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Company.
     13.3 Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities”, “interested person”, “assignment”, and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:	HOMESTEAD FUNDS, INC.
On behalf of the [International Value Fund]

By:
Danielle Sieverling, Secretary	Denise Trujillo,
Vice-President and Counsel

ATTEST:	RE ADVISERS CORPORATION

By:
Danielle Sieverling, Secretary	Peter R. Morris, President

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Exhibit B
INVESTMENT SUB-ADVISORY AGREEMENT
By and Between
RE Advisers Corporation
and
Mercator Asset Management, L.P.
INVESTMENT SUB-ADVISORY AGREEMENT, made as of the ___day of                     , 2006, (“Effective Date”) by and among RE Advisers Corporation, a corporation organized and existing under the laws of Virginia (“Adviser”) and Mercator Asset Management, L.P., a limited partnership organized and existing under the laws of the State of Delaware (“Sub-adviser”).
WHEREAS, Adviser has entered into an Investment Management Agreement dated as of the ___day of                     , 2006 (“Management Agreement”) with Homestead Funds, Inc. (“Company”), on behalf of its [International Value] Fund (“Fund”), which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and
WHEREAS, Sub-adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and
WHEREAS, Adviser desires to retain Sub-adviser to furnish certain investment advisory services to the Fund and Sub-adviser is willing to furnish such services;
NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:
I.	Appointment. (A) Adviser hereby appoints Sub-adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement, and (B) Sub-adviser hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
II	Additional Series. In the event that the Company establishes one or more series of shares other than the Fund with respect to which Adviser desires to retain Sub-adviser to render investment advisory services hereunder, Adviser shall so notify Sub-adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If Sub-adviser is willing to render such services on the terms provided for herein, it shall so notify Adviser in writing, whereupon such series shall become a Fund hereunder.
III.	Duties of Sub-adviser.
A.	Sub-adviser is hereby authorized and directed and hereby agrees to (i) furnish continuously an investment program for the Fund, and (ii) determine from time to time what investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested. Sub-adviser shall perform these duties subject always to (1) the overall supervision of Adviser and the Board of Directors of the Company (the “Board”), (2) the Company’s Articles and By-laws (as defined below), as amended from time to time, (3) the stated investment objectives, policies and restrictions of the Fund as set forth in the Company’s then current Registration Statement (as defined below), (4) any additional policies or guidelines established by Adviser or the Board that have been furnished in writing to Sub-adviser, (5) applicable provisions of law, including, without limitation, all applicable provisions of the 1940 Act and the rules and regulations thereunder, and (6) the provisions of the Internal Revenue Code of 1986, as amended (“Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), as amended from time to time. In accordance with Section VII, Sub-Adviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions, including without limitation, management of cash balances in the Fund.
B.	Sub-adviser shall have no responsibility with respect to maintaining custody of the Fund’s assets. Sub-adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (“Custodian”), as identified in the Company’s Registration Statement, or such depositories or agents as may be designated by Custodian and Adviser promptly of each purchase and sale of a Fund security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-adviser shall from time to time provide Custodian and Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian.
C.	Unless Adviser advises Sub-adviser in writing that the right to vote proxies has been expressly reserved to Adviser or the Company or otherwise delegated to another party, Sub-adviser shall exercise voting rights incident to any securities held in the Fund without consultation with Adviser or the Company, provided that Sub-adviser will follow any written instructions received from Adviser or the Company with respect to voting as to particular issues. Sub-adviser shall further respond to all corporate action matters incident to the securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. Sub-adviser shall provide to Adviser and the Company the Fund’s proxy voting record as may be required to comply with all applicable regulatory disclosure and filing requirements.

D.	Sub-adviser shall timely provide such information and data as may be reasonably requested by Adviser or the Company regarding Sub-adviser’s management of the Fund’s assets, including, but not limited to, semiannual written portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.
E.	Upon request of Custodian, Adviser and/or the Company, Sub-adviser shall provide assistance in connection with the determination of the fair value of securities in the Fund for which market quotations are not readily available.
F.	In the performance of its duties hereunder, Sub-adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Company in any way or otherwise be deemed to be an agent of the Fund, the Company or of Adviser.
G.	The Sub-adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the portion of the Fund’s assets with respect to which the Sub-Adviser provides investment advice.
H.	The Sub-adviser is prohibited from consulting with any other sub-adviser of the Fund, if any, or the subadviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act.
IV.	Compensation. For the services provided pursuant to this Agreement, Sub-adviser shall receive an investment management fee computed as set forth in Schedule 1 attached hereto and incorporated herein by reference. The management fee shall be payable monthly in arrears to Sub-adviser on or before the 30th day of the next succeeding calendar month and shall be calculated based on the average daily net assets of the Fund during the month to which the payment relates. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.
V.	Expenses. During the term of this Agreement, Sub-adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Company hereunder. The Company shall assume and shall pay all brokers’ and underwriting commissions chargeable to the Company in connection with the securities transactions to which the Fund is a party.
VI.	Duties of Adviser. Adviser has furnished Sub-adviser with copies of each of the following documents and will furnish to Sub-adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:
(1)	The Articles of Incorporation of the Company, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”);
(2)	The by-laws of the Company as in effect on the date hereof and as amended from time to time (“By-Laws”);
(3)	Certified resolutions of the Board authorizing the appointment of Adviser and Sub-adviser and approving the form of the Management Agreement and this Agreement;
(4)	The Company’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”) on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”);
(5)	The Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;
(6)	The Fund’s most recent prospectus (the “Prospectus”); and
(7)	Copies of reports made by the Fund to its shareholders.
Adviser shall furnish Sub-adviser with any further documents, materials or information that Sub-adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.
VII.	Fund Transactions.
A.	Sub-adviser agrees that, in executing Fund transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to Sub-adviser with respect to the Fund and/or other accounts over which Sub-adviser exercises investment discretion. Sub-adviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Sub-adviser shall, upon request from Adviser, provide such periodic and special reports describing any such brokerage and research services received and the incremental commissions, net price or other consideration to which they relate.
B.	In no instance will Fund securities be purchased from or sold to Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.
C.	Sub-adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Sub-adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. Adviser acknowledges that, in the event of any such cross transaction, Sub-adviser may have a potentially conflicting division of loyalties and responsibilities regarding the Fund and such other client account, and Adviser consents to any such cross transaction. THE FOREGOING CONSENT TO CROSS TRANSACTIONS EFFECTUATED BY SUB-ADVISER MAY BE REVOKED AT ANY TIME BY ADVISER OR THE COMPANY BY WRITTEN NOTICE TO SUBADVISER.
D.	On occasions when Sub-adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other clients of Sub-adviser, Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-adviser in the manner Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Company and to its other clients.
VIII.	Ownership of Records. Sub-adviser shall maintain all books and records required to be maintained by Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-adviser hereby agrees (A) that all records that it maintains for the Fund are the property of the Company, (B) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Company and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (C) to surrender promptly to the Company or Adviser any records that it maintains for the Company upon request by the Company or Adviser; provided, however, Sub-adviser may retain copies of such records.
IX.	Reports and Meetings.
A.	Sub-adviser shall timely furnish to the Board or Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that the Board or Adviser, as appropriate, may reasonably require, including, without limitation, compliance reporting and certification with respect to:
1.	Affiliated Brokerage Transactions

2.	Affiliated Underwritings

3.	Cross Transactions

4.	Bunched Trades

5.	Prospectus Compliance

6.	Code of Ethics

7.	Soft Dollar Usage

8.	Price Overrides/Fair Valuation Determinations

9.	Anti-Money Laundering
B.	Sub-adviser shall make available in person to the Board and to Adviser personnel of Sub-adviser as the Board or Adviser may reasonably request to review the investments and the investment program of the Fund and the services provided by Sub-adviser hereunder.
X.	Services to Other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Sub-adviser, who may also be a director, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
XI.	Sub-adviser’s Use of the Services of Others. Sub-adviser may, at its cost, employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Sub-adviser or the Company or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, as appropriate, or in the discharge of Sub-

adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.
XII.	Liability of Sub-adviser; Indemnification. Neither Sub-adviser nor any of its officers, partners (?), or employees, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of Sub-adviser) or Sub-adviser in connection with Sub-adviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement (collectively, “Related Persons”), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Company or Fund or (ii) any error of fact or mistake of law contained in any report or data provided by Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by Sub-adviser or such Related Person of Sub-adviser’s duties on behalf of the Company or Fund or from reckless disregard by Sub-adviser or any such Related Person of the duties of Sub-adviser pursuant to this Agreement (each of which is referred to as a “Culpable Act”).

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Adviser or the Company may have under any applicable federal securities laws, and shall not relieve Sub-adviser from any responsibility or liability for errors committed by Sub-adviser in connection with the execution of trade orders.

Subadviser shall indemnify Adviser and its Related Persons and hold them harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by Subadviser or its Related Persons hereunder to the extent such Damages result from a Culpable Act of Subadviser or its Related Persons.

Adviser shall indemnify Subadviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its Related Persons under this Agreement or the Management Agreement, in each case, to the extent such Damages result from any willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by Adviser or any of its Related Persons.
XIII.	Representations of Sub-adviser. Sub-adviser represents, warrants, and agrees as follows:
A.	Sub-adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-

regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
B.	Sub-adviser has adopted a written code of ethics (the “Sub-adviser Code”) complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser and the Company with a copy of the Sub-adviser Code, together with evidence of its adoption. The Sub-adviser certifies that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 (“Access Persons”) from violating the Sub-adviser Code. On a quarterly basis, Sub-adviser will either: (i) certify to Adviser that Sub-adviser and its Access Persons have complied with the Sub-adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-adviser Code which have occurred with respect to the Fund. In addition, Sub-adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-adviser Code.
C.	Sub-adviser has provided Adviser and the Company, and Adviser and the Company acknowledge having received, a copy of Sub-adviser’s Form ADV as most recently filed with the SEC and, if not so filed, the most recent Part 2 of its Form ADV, and Sub-adviser will, promptly after filing any amendment to its Form ADV with the SEC, and, if not so filed, any amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser and the Company.
D.	Sub-adviser has provided Adviser and the Company, and Adviser acknowledges having received, a description or copy of Sub-adviser’s policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how Sub-adviser has voted proxies relating to securities held by the Fund.
XIV.	Compliance with Applicable Regulations. In anticipation of performing its duties hereunder, Sub-adviser has established compliance procedures (copies of which have been provided to Adviser, receipt of which is hereby acknowledged by Adviser, and which are subject to review and approval by Adviser and the Board) reasonably designed to ensure compliance at all times with all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; all applicable anti-money laundering laws and regulations; the provisions of the Registration Statement; the provisions of the Articles and the By-Laws of the Company, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

XV.	Term of Agreement. This Agreement shall become effective with respect to the [International Value Fund] on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-adviser in accordance with Section II hereof that the Subscriber is willing to serve as Sub-adviser with respect to such Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the Effective Date with respect to the [International Value Fund] and, with respect to each additional Fund, for two years from the date on which this Agreement becomes effective with respect to such Fund. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as (a) such continuation shall be specifically approved at least annually (i) by either the Board or vote of a majority of the outstanding voting securities of the Fund; (ii) in either event, by the vote of a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) Sub-adviser shall not have notified Adviser and the Company, in writing, at least 60 days prior to such approval that it does not desire such continuation. Sub-adviser shall furnish to the Company, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVI.	Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days’ prior written notice to Sub-adviser. This Agreement may also be terminated by Adviser (i) with respect to a Fund, on 60 days’ prior written notice to Sub-adviser, without the payment of any penalty; (ii) upon material breach by Sub-adviser of any of the representations and warranties set forth in Section XIII of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. Sub-adviser may terminate this Agreement with respect to a Fund at any time, without the payment of any penalty, on 60 days’ prior notice to Adviser. This Agreement shall terminate automatically in the event of its “assignment”, as such term is defined in the 1940 Act, or upon termination of the Management Agreement. Any approval, amendment, or termination of this Agreement with respect to a Fund by the holders of a majority of the outstanding voting securities of such Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

XVII.	Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including any exhibits hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XVIII.	Notification. Sub-adviser will notify Adviser promptly of any change in the personnel of Sub-adviser with responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to Custodian. To the extent required under applicable law, Sub-adviser, a Delaware limited partnership, shall notify the Adviser and the Company of any change in the membership of the partnership within a reasonable time after such change occurs.
XIX.	Miscellaneous.
A.	Governing Law. This Agreement shall be construed in accordance with the laws of the state of Virginia without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the state of Virginia conflict with the applicable provisions of the 1940 Act, the latter shall control.
B.	Insurance. Sub-adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Sub-adviser’s business activities.
C.	Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
D.	Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.
E.	Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.
F.	Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.
RE ADVISERS CORPORATION

Attest:	By:

Name:	Name:

Title:

MERCATOR ASSET MANAGEMENT, L.P.

Attest:	By:

Name:	Name:

Title:

Schedule 1
to
Investment Sub-Advisory Agreement
By and Between
RE Advisers Corporation
and
Mercator Asset Management, L.P.
Dated as of                     , 2006
Sub-Advisory Fees
Annual Rate of 0.50% of Average Daily Net Assets

PROXY	HOMESTEAD FUNDS, INC.	PROXY
4301 Wilson Boulevard Arlington, VA 22203

Proxy for Special Meeting of Shareholders to be held on June 7, 2006
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of Homestead Funds, Inc., a Maryland Corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on June 7, 2006 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	HFI_16287
The Board of Directors recommends that you vote “FOR” the proposals. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Vote, sign and date this Proxy	Attend Shareholder Meeting at
https://vote.proxy-direct.com	Follow the recorded	Card and return in the	4301 Wilson Boulevard
Follow the on-screen instructions	instructions	postage-paid envelope	Arlington, Virginia
available 24 hours	available 24 hours		on JUNE 7, 2006

TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

The Board of Directors recommends that you vote “FOR” each of the Proposals.
		FOR	AGAINST	ABSTAIN
1.	Change Investment Objective of the International Stock Index Fund	☐	☐	☐

2.	Approve an Investment Management Agreement with RE Advisers Corporation	☐	☐	☐

3.	Approve an Investment Subadvisory Agreement between RE Advisers Corporation and Mercator Asset Management, L.P.	☐	☐	☐
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY